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Exhibit 10.22



                       PLEDGE AND ASSIGNMENT OF PUT AND
                   RESERVE AGREEMENT AND INTERVAL MORTGAGES


      This PLEDGE AND ASSIGNMENT OF CONSUMER NOTES RECEIVABLE AND INTERVAL MORTGAGES (the "Collateral Assignment") is made this 30th day of September, by RESORT FUNDING, INC., a Delaware corporation, the address of which is Two Clinton Square, Syracuse, New York 13202 ("Assignor"), to and in favor of FINOVA CAPITAL CORPORATION, a Delaware corporation, the address of which is 7272 East Indian School Road, Suite 410, Scottsdale, Arizona 85251 ("Assignee").

                                  WITNESSETH:
                                  ----------

      WHEREAS, Assignor and Assignee are parties to that certain Loan and Security Agreement dated September 30, 1999 (the "Loan Agreement"), pursuant to which Assignee agreed to make a loan to Assignor in the maximum principal amount of Twenty Million and No/100 Dollars ($20,000,000.00) (the "Loan"); and

      WHEREAS, as Collateral to secure payment of the Loan, Assignor has agreed to collaterally pledge and assign unto Assignee all of Assignor's right, title, and interest in and to certain put and reserve agreements, mortgages, and the Liens and security interests created thereby; and

      WHEREAS, one (1) or more Applicable Underlying Borrowers have delivered to Assignor certain Put and Reserve Agreements, Purchased Consumer Notes Receivable and assigned to Assignor, certain Interval Mortgages, all as more particularly described in Exhibit "A", attached hereto and incorporated herein by this reference (hereinafter collectively described as the "Assigned Collateral"); and

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by Assignor, Assignor, intending to be legally bound, hereby covenants and agrees with Assignee as follows:

      1. Unless otherwise expressly provided herein to the contrary or unless the context otherwise requires, all capitalized terms used herein shall have the meanings ascribed to them in the Loan Agreement.



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9


11728.18700.420860-2
      2. Assignor has collaterally assigned, pledged, and granted and, for value received, does hereby collaterally assign, pledge, and grant to and in favor of Assignee a Lien and continuing security interest in and to all of Assignor's right, title, and interest in and to the Put and Reserve Agreements, Purchased Consumer Notes Receivable and the Interval Mortgages described in Exhibit "A" hereto, together with all other Collateral appurtenant thereto, connected therewith, or substituted or replaced therefor, and all cash and non-cash proceeds thereof and profits derived therefrom (hereinafter sometimes collectively referred as the "Assigned Collateral").

      3. This Collateral Assignment is executed and delivered by Assignor in favor of Assignee pursuant to the Loan Agreement. Upon and after an Event of Default thereunder, Assignee shall have all the rights and remedies provided for hereunder, pursuant to the Loan Agreement, and by applicable law.

      4.    Assignor hereby represents and warrants to Assignee,  and covenants and agrees with Assignee, that:

            (a) The Borrower holds and, for so long as the Obligations or any portion thereof remain unsatisfied, shall retain, good and marketable title to all Assigned Collateral, free and clear of any Lien, security interest, charge, or encumbrance except for the Permitted Liens and Encumbrances and those Liens created by this Collateral Assignment or any other Loan Document or Applicable Underlying Transaction Document or otherwise in favor of Assignee.

            (b) The Interval Mortgages described in Exhibit "A" (and any related collateral for the Pledged Put and Reserve Agreements or Purchased Consumer Notes Receivable described in Exhibit "A") secure the unpaid principal balances of said Pledged Put and Reserve Agreements or Purchased Consumer Notes Receivable, together with all accrued but unpaid interest thereon, and give rise to valid and perfected continuing first priority Liens and security interests in favor of the Applicable Underlying Borrower upon the Intervals described in such Mortgages.

            (c) Assignor is, and for so long as the Obligations or any portion thereof remain unsatisfied, shall be, the assignee of, and the owner and holder of a continuing, valid, and perfected first priority Lien and security interest in and to, the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable, Interval Mortgages, and other Assigned Collateral, and the rights hereby conveyed to Assignee by Assignor are not and shall not be subject or subordinate to the rights of any Person; provided, however, that pursuant to the Loan Documents, Assignee may, in its sole discretion, assign to any Person Assignee's right, title, or interest in and to all or any portion of the Assigned Collateral.

            (d) Assignor has full right, power, and authority to assign, pledge, and grant to Assignee a Lien and continuing security interest in and to the Assigned Collateral, and the grant, pledge, and assignment thereof does not and will not violate or result in a breach or default (with the giving of notice, the passage of time, or otherwise) under the Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable, the Interval Mortgages, any Applicable Underlying Transaction Document, any Applicable Timeshare Document, or any Applicable Laws.




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            (e) Each of the Pledged Put and Reserve Agreements, Purchased
Consumer Notes Receivable and Interval Mortgages described in Exhibit "A" hereto arises from the bona fide sale by an Applicable Underlying Borrower of an Interval at a Qualified Resort, consummated in accordance with the Applicable Timeshare Documents and all Applicable Laws, and each such Pledged Put and Reserve Agreement is an Eligible Receivable.

            (f) To the best of Assignor's knowledge after good faith diligent inquiry: (i) none of the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable nor the Interval Mortgages are forged or have affixed thereto any unauthorized signatures or have been entered into by any Person who does not possess the requisite legal capacity; (ii) the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable and Interval Mortgages are in full force and effect and constitute valid and legally enforceable obligations of the applicable Purchasers or other obligors; (iii) none of the applicable Purchasers or other obligors have any defense, offset, claim, or counterclaim relating to the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable, Interval Mortgages, or any other Applicable Underlying Loan Documents; and (iv) there is no default or event which, with the passage of time or the giving of notice, would give rise to a default thereunder by any applicable Purchaser or other obligor as of the date hereof.

            (g) Assignor has not assigned, pledged, or granted and, for so long as the Obligations or any portion thereof remain unsatisfied, will not assign, pledge, or grant any of its right, title, or interest in or to the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable, Interval Mortgages, or any other Assigned Collateral except in favor of Assignee, and Assignor agrees that any purported assignment, pledge, or grant of any of such Assigned Collateral shall be null and void and of no legal effect whatsoever.

            (h) Assignor has not and, for so long as the Obligations or any portion thereof remain unsatisfied, will not, without Assignee's prior written consent, cause or permit any amendment, modification, extension, or termination (other than by payment in full) of the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable or Interval Mortgages without the prior written consent of Assignee, nor will Assignor waive, excuse, condone, forgive, or in any manner release or discharge any material obligations, covenants, warranties, conditions, or agreements to be performed by the applicable Purchasers or other obligors under the Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable, Interval Mortgages, or any other Applicable Underlying Loan Document without the prior written consent of Assignee, and Assignor agrees that any such purported act without such consent shall be null and void and of no legal effect whatsoever.

            (i) This Collateral Assignment has been duly authorized, executed, and delivered by Assignor and constitutes the legal, valid, and binding obligation of Assignor, enforceable against Assignor in accordance with its terms.

            (j) To the extent required by the Applicable Underlying Loan Documents, the Applicable Underlying Borrower and the Applicable Underlying Guarantor have consented to the


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terms, provisions, and conditions of this Collateral Assignment, including but not limited to the collateral assignment, pledge, and grant effected hereby.

      5. This Collateral Assignment is executed and delivered only for the purpose of providing collateral security for the Obligations and shall not constitute or be interpreted as an absolute assignment of Assignor's rights and obligations under the subject Pledged Put and Reserve Agreements, Purchased Consumer Notes Receivable and Interval Mortgages. Neither the execution, delivery, nor recordation of this Collateral Assignment shall render Assignee liable in any manner whatsoever for any obligations, duties, or liabilities of Assignor pursuant to the subject Pledged Put and Reserve Agreements, Mortgages, or any other Applicable Underlying Transaction Document. Assignor hereby expressly acknowledges that Assignee has not assumed any of the obligations, duties, or liabilities of Assignor under or with respect to any of the Assigned Collateral, including but not limited to any obligation to advance funds to the applicable Purchasers or other obligors under the subject Pledged Put and Reserve Agreements or any other Applicable Underlying Transaction Document. Assignee shall not be required to make any inquiry as to the nature or sufficiency of any payment received by it, to present or file any claim, or to take any other action to collect or enforce the payment of any amounts that may have been assigned to it or the performance of any obligations to which it may be entitled hereunder.

      6. Assignor covenants and agrees that it will give Assignee prompt written notice of any notice that Assignor receives under or in respect of any Pledged Put and Reserve Agreement, Purchased Consumer Notes Receivable or Interval Mortgage, including but not limited to any notices of default.

      7. Assignor hereby irrevocably authorizes Assignee, at Assignor's sole cost and expense, to file without Assignor's signature such financing and continuation statements relating to this Collateral Assignment, and to deliver notifications or certifications, as Assignee, in its sole discretion, deems reasonably necessary or appropriate in order to protect its right, title, and interest in and to the Assigned Collateral; and Assignor hereby appoints Assignee as Assignor's true and lawful attorney-in-fact to execute any such statements in Assignor's name and to perform all other acts that Assignee, in its sole discretion, deems reasonably necessary or appropriate in order to perfect and continue, and realize upon, the Liens and security interests conferred pursuant to this Collateral Assignment and the other Transaction Documents.

      8. Assignor agrees that at any time and from time to time, promptly upon the reasonable request of Assignee or any successor or assign thereof, it will execute and deliver such further documents and instruments and perform such further acts as Assignee (or its successor or assign) may reasonably request in order to effectuate the purposes and intent of this Collateral Assignment.

      9. Upon the complete and final discharge and satisfaction of all of the Obligations, all rights herein assigned to Assignee shall cease and terminate and Assignee shall, at Assignor's sole cost and expense, execute and deliver to Assignor such documents, instruments, and


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termination statements as Assignor may reasonably request in order to evidence the termination of Assignee's rights hereunder.

      10. This Collateral Assignment shall be binding on Assignor and its successors and assigns and inure to the benefit of Assignee and its successors, assigns, and participants, if any. Assignee shall have the right to assign to any Person permitted by the Loan Agreement, from time to time, all or any portion of the Assigned Collateral and its rights and interests hereunder and thereunder; provided, however, that Assignee shall provide Assignor with prompt written notice of any such assignment. The terms and provisions of this Collateral Assignment may not be terminated or modified or amended orally or by course of conduct or dealing or in any manner except in a writing that is signed by the party against whom enforcement is sought.



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      11. THIS AGREEMENT (EXCEPT AS MAY BE EXPRESSLY PROVIDED HEREIN TO THE
CONTRARY) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARIZONA, EXCLUSIVE OF ITS CHOICE OF LAWS PRINCIPLES. EACH OF ASSIGNOR AND ASSIGNEE HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN), OR ACTIONS OF ANY PARTY. EACH OF ASSIGNOR AND ASSIGNEE FURTHER WAIVES ANY RIGHT IT MAY HAVE TO SEEK TO CONSOLIDATE ANY SUCH LITIGATION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER LITIGATION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. FURTHER, ASSIGNOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF ASSIGNEE, INCLUDING ASSIGNEE'S COUNSEL, HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT ASSIGNEE WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. ASSIGNOR ACKNOWLEDGES THAT THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT TO ASSIGNEE'S ACCEPTANCE OF THIS ASSIGNMENT AND THE OTHER LOAN DOCUMENTS. EACH OF ASSIGNOR AND
ASSIGNEE: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OF THE SUBJECT MATTER THEREOF, OR, IF ASSIGNEE INITIATES SUCH ACTION, ANY COURT IN WHICH ASSIGNEE SHALL INITIATE SUCH ACTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT ASSIGNEE'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF ASSIGNOR AND ASSIGNEE HEREBY WAIVES THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

Assignor Initials (__________)

Assignee Initials (__________)

      12. In the event that the Assigned Collateral is a recorded mortgage or security instrument, Assignor hereby acknowledges that this Collateral Assignment will be recorded in the [identify appropriate real property records] and agrees to pay any and all recording costs and taxes of whatever type, including but not limited to documentary stamp and intangible taxes, that may be payable from time to time with respect to this Collateral Assignment, its recordation, any amendments to this Collateral Assignment and their recording, or the other Assigned Collateral, excluding income and profit-based taxes.

      13. If any provision of this Collateral Assignment is held to be illegal, invalid, or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Collateral Assignment shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, and the remaining provisions of this Collateral Assignment shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. In any suit, action, or proceeding arising out of or in connection with this Collateral Assignment, Assignee shall be entitled to reasonable attorneys' and paralegals' fees and expenses, whether such fees and expenses arise before such proceedings are commenced or after the entry of a final judgment and whether suit be brought or not. Any right or remedy granted herein or in any other Loan Document is separate, distinct, and cumulative and not exclusive of any other right or remedy granted herein, therein, or provided by law or in equity; and all of the same may be exercised concurrently, independently, or successively by Assignee, in its sole discretion. Any forbearance on the part of Assignee in exercising any right or remedy hereunder shall not constitute a waiver of or preclude the exercise of such right or remedy in the future. Assignee shall not be deemed by any act or omission to have waived any right or remedy or any Default or Event of Default unless such waiver is in writing and signed by Assignee, and then only to the extent specifically set forth in such writing.

      14. Assignee may take or release other security for the payment and performance of the Obligations, may release any party primarily or secondarily liable therefor, including but not limited to Guarantor, and may apply any other security held by it to the satisfaction of such Obligations, without prejudice to any of its rights under this Collateral Assignment. Nothing contained in this Collateral Assignment and no act done or omitted by Assignee pursuant to the powers and rights granted to it hereunder shall be deemed to constitute a waiver by Assignee of its rights and remedies pursuant to this Collateral Assignment or the other Loan Documents, and this Collateral Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Assignee pursuant to the terms, provisions, and conditions hereof and of the other Loan Documents.



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      IN WITNESS WHEREOF, Assignor has caused this Collateral Assignment to be duly executed as of the date first written above.

                                    ASSIGNOR:

                                    RESORT FUNDING, INC.



                                    By:  /s/
                                       -----
                                    Its: Lisa M. Henson, Vice President


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STATE OF ___________________  )
                              ) ss:
COUNTY OF _________________   )

      On this _____ day of __________________, 19___, before me personally appeared _____________________________ who, being by me duly sworn, did say that he/she is the ____________________ of RESORT FUNDING, INC. and that the foregoing instrument was signed and delivered on behalf of said corporation by authority of its board of directors, and he/she acknowledged said instrument to be the free act and deed of said corporation.



                                  Notary Public

My Commission Expires:

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9

11728.18700.420860-2
                                  EXHIBIT "A"


                      PURCHASED CONSUMER NOTES RECEIVABLE
                        AND ASSIGNED INTERVAL MORTGAGES

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